UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2012

PC Mall, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25790	95-4518700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 E. Mariposa Ave.

El Segundo, California  90245

(Address of principal executive offices)(zip code)

(310) 354-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On August 7, 2012, PC Mall, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter ended June 30, 2012. The release did not include certain financial statements, related notes and certain other financial information that will be filed with the Securities and Exchange Commission (“SEC”) as part of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2012. A copy of the press release, relating to such announcement, dated August 7, 2012, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release dated August 7, 2012 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PC MALL, INC.

	By:	/s/ Brandon H. LaVerne
	Name:	Brandon H. LaVerne
	Title:	Chief Financial Officer

Dated: August 7, 2012

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 7, 2012 (furnished pursuant to Item 2.02 of Form 8-K)